OPTIMUM FUND TRUST

Optimum Large Cap Value Fund
(the “Fund”)

Supplement to the Fund’s Statement of Additional Information
dated July 29, 2019

Effective immediately, the following replaces the information in the section of the chart entitled “Portfolio Managers — A. Other accounts Managed — Optimum Large Cap Value Fund — Rothschild”:

Optimum Large Cap Value Fund

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
Rothschild
Jeff Agne*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$69,436,931.42	0	$0
Other Accounts**	67	$4,367,232,147.06	1	$76,389,356.02
Paul Roukis, CFA
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$35,565,939.91	0	$0
Other Accounts**	37	$3,125,633,876.37	1	$78,648,517.36
* Jeff Agne became a portfolio manager of the Optimum Large Cap Value Fund in April 2020.  Information for Mr. Agne above is as of February 29, 2020 and includes accounts/assets information for Rothschild & Co Us Large-Cap Core, Large-Cap Growth, and Large-Cap Value.
** Other Accounts includes separately managed accounts and number of WRAP platform relationships.
Note: Jeff Agne and Paul Roukis serve as Co-PMs for the Rothschild US Large-Cap Value strategy.

Please keep this supplement for future reference.

This Supplement is dated April 9, 2020.